UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 24, 2004

                                 MILACRON INC.
   ________________________________________________________________________
            (Exact name of registrant as specified in its charter)

       Delaware                        1-8475                   31-1062125
-------------------------      ------------------------    ---------------------
   (State or other             (Commission File Number)        (IRS Employer
   jurisdiction of                                           Identification No.)
   incorporation)


        2090 Florence Avenue, Cincinnati, Ohio                     45206
--------------------------------------------------------    --------------------
       (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.         Description
---------------     -----------------------------------------------------------
99.1                Presentation


ITEM 9. REGULATION FD DISCLOSURE.

In connection with presentations to certain of its shareholders, Milacron Inc. is using the information attached hereto as Exhibit 99.1.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Milacron Inc.

Date:   May 24, 2004                  By:    /s/ Robert P. Lienesch
                                             -----------------------------------
                                             Robert P. Lienesch
                                             Vice President - Finance and Chief
                                             Financial Officer

                                 EXHIBIT INDEX


Exhibit  No.      Description
-------------     --------------------------------------------------------------
99.1              Presentation